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                                                                   EXHIBIT 10.28
             THIRD AMENDMENT TO REVOLVING LINE OF CREDIT AGREEMENT
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          THIS THIRD AMENDMENT TO REVOLVING LINE OF CREDIT AGREEMENT (this
"Agreement") made as of this 28th day of May, 1997 between RF POWER PRODUCTS, INC., a New Jersey corporation (the "Borrower"), and MELLON BANK, N.A., a national banking association (the "Bank").


                             W I T N E S S E T H :


          WHEREAS, the Borrower and the Bank are parties to a Revolving Line of Credit Agreement dated May 24, 1996 (the "Credit Agreement"), pursuant to which the Bank agreed to extend to the Borrower a Four Million Dollar ($4,000,000) revolving credit facility (capitalized terms used herein but not defined in this Agreement shall have the meaning ascribed to them in the Credit Agreement);

          WHEREAS, the Credit Agreement was previously amended in order to permit, among other things, equipment financing in the amount of $500,000 pursuant to that certain First Amendment to Revolving Credit Agreement dated as of January 17, 1997;

          WHEREAS, the Credit Agreement was also amended in order to allow the Borrower to term out and reduce the principal amount outstanding in connection with the Credit Agreement by $500,000 (to $3,500,000) pursuant to that certain Second Amendment to Revolving Line of Credit Agreement dated as of February 27, 1997;

          WHEREAS, the Borrower has requested that the Bank further amend certain provisions of the Credit Agreement in order to elect the term-out of an additional $500,000; and

          WHEREAS, the Bank is willing to grant such request, subject to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound, the Borrower and the Bank hereby covenant and agree as follows:

          1.  Amendments.  Upon the execution and delivery by the Borrower and
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the Bank of this Agreement and the Third Amendment to Note and Security
Agreement dated of even date herewith (the "Note Amendment"), the Credit Agreement shall be amended as follows:

          (a) The definition of Commitment Amount appearing on page 1 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

COMMITMENT     The lesser of (i) $3,000,000,
AMOUNT:
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               or (ii) 80% of Eligible Accounts (as hereinafter defined) less
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               the amount of any outstanding principal which Borrower has elected to term out under the Alternative Principal Amortization provisions of the Note.

          (b) The Credit Agreement shall be amended to reflect that references in the Credit Agreement to the "Note" shall be references to the Note and Security Agreement as amended by the Note Amendment and as may be still further amended, modified or supplemented from time to time.

          2.  Representations and Warranties.  The Borrower hereby represents
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and warrants to the Bank that the Borrower is not in default under the Note, the
Credit Agreement or any other document executed in connection therewith.

          3.  Other Terms Confirmed.  All other terms and conditions of the
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Credit Agreement, including, without limitation, the Supplement attached thereto, are hereby confirmed and shall remain in full force and effect without modification. From and after the effectiveness of the amendments set forth in
Section 1 hereof, all references in any document or instrument to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement.

          4.  No New Indebtedness.  The Borrower specifically acknowledges and
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agrees that this Agreement shall not represent in any way the extension of any new credit by the Bank to the Borrower, or the satisfaction of any indebtedness evidenced by the Credit Agreement as amended hereby or the Note.

          5.  Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          6.  Headings.  The descriptive headings which are used in this
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Agreement are for convenience only and shall not affect the meaning of any provision of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

Attest:                             RF POWER PRODUCTS, INC.



       /s/ Paul S. Zaun         /s/ Domenic N. Golato
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                                    By:  Domenic N. Golato
                                      Chief Financial Officer
[Corporate Seal]


                                    MELLON BANK, N.A.



                                    By:    /s/ Anthony W. LaMarca
                                       --------------------------
                                     Anthony W. LaMarca
                                     Vice President